UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

SEMI-ANNUAL REPORT

AB GROWTH & INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Growth & Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely US companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended April 30, 2016. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Core Funds Average (the “Lipper Average”). Funds in

AB GROWTH & INCOME FUND •	1

the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees and fund expenses.

For the six-month period, all share classes underperformed the benchmark, before sales charges. An underweight position in the utilities sector, relative to the benchmark, and security selection within the industrials and health care sectors were the leading cause of underperformance. Security selection and an underweight position in the financials sector contributed to relative performance.

For the 12-month period, all share classes outperformed the benchmark, before sales charges. Security selection and an underweight position in energy contributed to the outperformance. Security selection within the technology, financials and health care sectors also positively impacted returns. Security selection in the industrials sector and an underweight in the utilities sector had a negative impact on returns.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Since the surge in volatility in August 2015, global equity markets have been much more susceptible to changes in investor sentiment. Indeed, investors shifted sharply from “risk-off” to “risk-on” mode during the last 12 months, as perceptions of threats to economic growth changed. In an acceleration that began late in January, markets have rotated toward economically sensitive value stocks. Investors rewarded cyclical stocks, companies with weaker balance sheets and those sensitive to turbulent markets.

Conditions continue to be challenging for equity investors. The Fund’s Senior Investment Management Team (the “Team”) remains committed to seeking well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out from the pack and deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares. These are the fundamentals of the Fund’s investing philosophy, and the Team believes these attributes serve as ballast when heightened market volatility has negatively affected deeper-value cyclicals.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB GROWTH & INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GROWTH & INCOME FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Growth & Income Fund*
Class A	-0.79%	1.01%

Class B†	-1.07%	0.37%

Class C	-0.83%	0.43%

Advisor Class‡	-0.58%	1.40%

Class R‡	-0.74%	0.71%

Class K‡	-0.46%	1.17%

Class I‡	-0.62%	1.33%

Class Z	-0.53%	1.43%

Russell 1000 Value Index	1.93%	-0.40%

Lipper Large-Cap Core Funds Average	-0.79%	-1.30%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2016, by 0.01% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.01%	-3.36%
5 Years	10.62%	9.68%
10 Years	5.76%	5.30%

Class B Shares
1 Year	0.37%	-3.52%
5 Years	9.77%	9.77%
10 Years(a)	5.09%	5.09%

Class C Shares
1 Year	0.43%	-0.54%
5 Years	9.83%	9.83%
10 Years	5.00%	5.00%

Advisor Class Shares*
1 Year	1.40%	1.40%
5 Years	10.94%	10.94%
10 Years	6.07%	6.07%

Class R Shares*
1 Year	0.71%	0.71%
5 Years	10.34%	10.34%
10 Years	5.52%	5.52%

Class K Shares*
1 Year	1.17%	1.17%
5 Years	10.71%	10.71%
10 Years	5.87%	5.87%

Class I Shares*
1 Year	1.33%	1.33%
5 Years	11.01%	11.01%
10 Years	6.18%	6.18%

Class Z Shares
1 Year	1.43%	1.43%
Since Inception†	7.77%	7.77%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 0.95%, 1.73%, 1.70%, 0.66%, 1.31%, 1.01%, 0.68% and 0.59% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65%. These waivers/reimbursements may not be terminated prior to March 01, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.89%
5 Years	10.18%
10 Years	5.41%

Class B Shares
1 Year	-4.23%
5 Years	10.30%
10 Years(a)	5.23%

Class C Shares
1 Year	-1.28%
5 Years	10.32%
10 Years	5.10%

Advisor Class Shares*
1 Year	0.65%
5 Years	11.43%
10 Years	6.17%

Class R Shares*
1 Year	0.15%
5 Years	10.87%
10 Years	5.64%

Class K Shares*
1 Year	0.42%
5 Years	11.20%
10 Years	5.96%

Class I Shares*
1 Year	0.77%
5 Years	11.54%
10 Years	6.30%

Class Z Shares
1 Year	0.69%
Since Inception†	7.80%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB GROWTH & INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$992.10	$4.61	0.93%
Hypothetical**	$1,000	$1,020.24	$4.67	0.93%
Class B
Actual	$1,000	$989.30	$8.16	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%
Class C
Actual	$1,000	$991.70	$8.17	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%
Advisor Class
Actual	$1,000	$994.20	$3.22	0.65%
Hypothetical**	$1,000	$1,021.63	$3.27	0.65%
Class R
Actual	$1,000	$992.60	$5.70	1.15%
Hypothetical**	$1,000	$1,019.14	$5.77	1.15%
Class K
Actual	$1,000	$995.40	$4.47	0.90%
Hypothetical**	$1,000	$1,020.39	$4.52	0.90%
Class I
Actual	$1,000	$993.80	$3.22	0.65%
Hypothetical**	$1,000	$1,021.63	$3.27	0.65%
Class Z
Actual	$1,000	$994.70	$2.93	0.59%
Hypothetical**	$1,000	$1,021.93	$2.97	0.59%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GROWTH & INCOME FUND •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,713.9

TEN LARGEST HOLDINGS†

April 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
JPMorgan Chase & Co.	$129,165,000	4.8%
Pfizer, Inc.	114,970,089	4.2
Wells Fargo & Co.	109,316,756	4.0
Chubb Ltd.	107,109,990	3.9
Allstate Corp. (The)	77,500,570	2.9
Capital One Financial Corp.	75,072,773	2.8
Gilead Sciences, Inc.	74,633,599	2.8
Biogen, Inc.	73,958,560	2.7
UnitedHealth Group, Inc.	73,651,258	2.7
Liberty Interactive Corp. QVC Group – Class A	70,888,109	2.6
	$906,266,704	33.4%

*	All data are as of April 30, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.3%
Financials – 24.8%
Banks – 8.8%
JPMorgan Chase & Co.	2,043,750	$129,165,000
Wells Fargo & Co.	2,187,210	109,316,756

		238,481,756

Capital Markets – 2.7%
Goldman Sachs Group, Inc. (The)	272,260	44,680,589
Virtu Financial, Inc. – Class A	1,360,387	28,364,069

		73,044,658

Consumer Finance – 2.8%
Capital One Financial Corp.	1,037,060	75,072,773

Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc. – Class B(a)	383,450	55,784,306

Insurance – 8.5%
Allstate Corp. (The)	1,191,400	77,500,570
Chubb Ltd.	908,790	107,109,990
Hartford Financial Services Group, Inc. (The)	546,430	24,250,563
Validus Holdings Ltd.	503,104	23,188,063

		232,049,186

		674,432,679

Health Care – 17.3%
Biotechnology – 5.5%
Biogen, Inc.(a)	268,950	73,958,560
Gilead Sciences, Inc.	846,090	74,633,599

		148,592,159

Health Care Providers & Services – 7.6%
Aetna, Inc.	377,890	42,425,710
Cigna Corp.	475,110	65,821,739
Express Scripts Holding Co.(a)	313,750	23,132,788
UnitedHealth Group, Inc.	559,320	73,651,258

		205,031,495

Pharmaceuticals – 4.2%
Pfizer, Inc.	3,514,830	114,970,089

		468,593,743

Information Technology – 14.9%
Communications Equipment – 2.8%
Cisco Systems, Inc.	2,536,120	69,717,939
F5 Networks, Inc.(a)	73,609	7,710,543

		77,428,482

Electronic Equipment, Instruments & Components – 0.6%
Flextronics International Ltd.(a)	1,331,810	16,181,491

AB GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 5.5%
Intel Corp.	2,308,808	$69,910,706
NVIDIA Corp.	1,195,380	42,471,852
Xilinx, Inc.	845,080	36,406,046

		148,788,604

Software – 4.2%
Activision Blizzard, Inc.	1,203,349	41,479,440
Check Point Software Technologies Ltd.(a)(b)	232,102	19,234,293
Microsoft Corp.	1,097,650	54,739,805

		115,453,538

Technology Hardware, Storage & Peripherals – 1.8%
Apple, Inc.	508,027	47,622,451

		405,474,566

Consumer Discretionary – 12.2%
Auto Components – 0.4%
BorgWarner, Inc.	285,200	10,244,384

Hotels, Restaurants & Leisure – 1.4%
Wyndham Worldwide Corp.	527,120	37,399,164

Internet & Catalog Retail – 2.6%
Liberty Interactive Corp. QVC Group – Class A(a)	2,705,653	70,888,109

Media – 6.6%
Comcast Corp. – Class A	1,070,170	65,023,529
Interpublic Group of Cos., Inc. (The)	2,651,520	60,825,869
Time Warner, Inc.	704,250	52,917,345

		178,766,743

Specialty Retail – 1.2%
Best Buy Co., Inc.	1,013,050	32,498,644

		329,797,044

Industrials – 10.9%
Aerospace & Defense – 5.2%
Boeing Co. (The)	140,780	18,977,144
General Dynamics Corp.	327,060	45,958,471
Honeywell International, Inc.	157,900	18,043,233
Raytheon Co.	467,710	59,095,159

		142,074,007

Airlines – 1.0%
Delta Air Lines, Inc.	659,540	27,483,032

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	607,785	24,463,346
Fluor Corp.	355,660	19,440,376
Jacobs Engineering Group, Inc.(a)	440,740	19,648,189

		63,551,911

10	• AB GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.5%
EnerSys	242,377	$14,147,545

Industrial Conglomerates – 0.5%
Carlisle Cos., Inc.	132,100	13,460,990

Machinery – 1.3%
Dover Corp.	160,240	10,527,768
Kennametal, Inc.	172,409	4,030,923
Parker-Hannifin Corp.	94,370	10,948,807
Xylem, Inc./NY	253,350	10,584,963

		36,092,461

		296,809,946

Energy – 6.9%
Energy Equipment & Services – 3.4%
Dril-Quip, Inc.(a)	346,160	22,438,091
FMC Technologies, Inc.(a)	377,090	11,497,474
Oil States International, Inc.(a)	503,866	17,453,919
Schlumberger Ltd.	492,514	39,568,575

		90,958,059

Oil, Gas & Consumable Fuels – 3.5%
Exxon Mobil Corp.	580,390	51,306,476
Valero Energy Corp.	741,760	43,667,411

		94,973,887

		185,931,946

Consumer Staples – 3.4%
Food & Staples Retailing – 3.4%
CVS Health Corp.	682,214	68,562,507
Wal-Mart Stores, Inc.	348,348	23,294,031

		91,856,538

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.9%
Verizon Communications, Inc.	1,008,510	51,373,499

Total Common Stocks (cost $2,206,256,509)		2,504,269,961

SHORT-TERM INVESTMENTS – 9.1%
Investment Companies – 9.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(c)(d) (cost $248,360,867)	248,360,867	248,360,867

Total Investments Before Security Lending Collateral for Securities Loaned – 101.4% (cost $2,454,617,376)		2,752,630,828

AB GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Exchange Reserves – Class I, 0.32%(c)(d) (cost $18,784,857)	18,784,857	$18,784,857

Total Investments – 102.1% (cost $2,473,402,233)		2,771,415,685
Other assets less liabilities – (2.1)%		(57,476,896)

Net Assets – 100.0%		$2,713,938,789

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

12	• AB GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,206,256,509)	$2,504,269,961	(a)
Affiliated issuers (cost $267,145,724—including investment of cash collateral for securities loaned of $18,784,857)	267,145,724
Dividends and interest receivable	3,027,337
Receivable for capital stock sold	1,799,728

Total assets	2,776,242,750

Liabilities
Payable for investment securities purchased	39,116,794
Payable for collateral received on securities loaned	18,784,857
Payable for capital stock redeemed	2,022,019
Advisory fee payable	1,149,735
Distribution fee payable	447,642
Transfer Agent fee payable	306,369
Administrative fee payable	10,916
Accrued expenses	465,629

Total liabilities	62,303,961

Net Assets	$2,713,938,789

Composition of Net Assets
Capital stock, at par	$5,037,197
Additional paid-in capital	2,367,300,588
Undistributed net investment income	16,603,525
Accumulated net realized gain on investment transactions	26,984,027
Net unrealized appreciation on investments	298,013,452

	$2,713,938,789

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,188,254,249	221,939,018	$5.35	*

B	$20,473,481	3,824,780	$5.35

C	$201,325,895	37,727,861	$5.34

Advisor	$106,011,163	19,661,105	$5.39

R	$7,244,948	1,373,796	$5.27

K	$6,770,818	1,273,857	$5.32

I	$23,832,014	4,385,225	$5.43

Z	$1,160,026,221	213,534,100	$5.43

(a)	Includes securities on loan with a value of $18,422,498 (see Note E).

*	The maximum offering price per share for Class A shares was $5.59 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GROWTH & INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $36,456)	$27,589,815
Affiliated issuers	267,485
Securities lending income	12,662	$27,869,962

Expenses
Advisory fee (see Note B)	7,333,541
Distribution fee—Class A	1,596,646
Distribution fee—Class B	108,384
Distribution fee—Class C	1,008,611
Distribution fee—Class R	16,010
Distribution fee—Class K	6,877
Transfer agency—Class A	971,929
Transfer agency—Class B	28,927
Transfer agency—Class C	173,220
Transfer agency—Advisor Class	74,918
Transfer agency—Class R	8,325
Transfer agency—Class K	5,501
Transfer agency—Class I	10,163
Transfer agency—Class Z	117,495
Custodian	114,332
Printing	90,696
Registration fees	64,215
Administrative	23,886
Audit and tax	23,525
Legal	19,007
Directors’ fees	9,585
Miscellaneous	36,387

Total expenses	11,842,180
Less: expenses waived and reimbursed by the Adviser (see Note B)	(589,689)

Net expenses		11,252,491

Net investment income		16,617,471

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		29,947,386
Net change in unrealized appreciation/depreciation of investments		(64,185,527)

Net loss on investment transactions		(34,238,141)

Net Decrease in Net Assets from Operations		$(17,620,670)

See notes to financial statements.

14	• AB GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,617,471	$30,648,790
Net realized gain on investment transactions	29,947,386	117,250,779
Net change in unrealized appreciation/depreciation of investments	(64,185,527)	(11,664,281)

Net increase (decrease) in net assets from operations	(17,620,670)	136,235,288
Dividends and Distributions to Shareholders from
Net investment income
Class A	(12,040,779)	(10,008,486)
Class B	(3,307)	– 0	–
Class C	(507,482)	(139,244)
Advisor Class	(711,132)	(15,109,141)
Class R	(44,889)	(38,189)
Class K	(49,998)	(46,039)
Class I	(212,403)	(155,772)
Class Z	(16,831,331)	(13,004)
Net realized gain on investment transactions
Class A	(38,666,472)	(61,679,237)
Class B	(728,673)	(1,461,805)
Class C	(6,627,342)	(10,416,214)
Advisor Class	(2,696,185)	(64,483,228)
Class R	(205,558)	(326,488)
Class K	(166,002)	(273,695)
Class I	(512,968)	(650,379)
Class Z	(37,849,026)	(52,503)
Capital Stock Transactions
Net increase (decrease)	24,434,187	(140,238,955)

Total decrease	(111,040,030)	(168,857,091)
Net Assets
Beginning of period	2,824,978,819	2,993,835,910

End of period (including undistributed net investment income of $16,603,525 and $30,387,375, respectively)	$2,713,938,789	$2,824,978,819

See notes to financial statements.

AB GROWTH & INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Growth and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

16	• AB GROWTH & INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

AB GROWTH & INCOME FUND •	17

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• AB GROWTH & INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,504,269,961		$	– 0	–	$	– 0	–	$2,504,269,961
Short-Term Investments	248,360,867			– 0	–		– 0	–	248,360,867
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	18,784,857			– 0	–		– 0	–	18,784,857

Total Investments in Securities	2,771,415,685			– 0	–		– 0	–	2,771,415,685
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$2,771,415,685		$	– 0	–	$	– 0	–	$2,771,415,685

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1)

AB GROWTH & INCOME FUND •	19

Notes to Financial Statements

periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

20	• AB GROWTH & INCOME FUND

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective February 4, 2014, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Effective February 29, 2016, the Expense Cap for the Class A shares was reduced to 0.90%, of the daily average net assets. The Expense Caps will remain in effect until March 1, 2017 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2016, such reimbursements/waivers amounted to $589,689.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2016, the reimbursement for such services amounted to $23,886.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $609,274 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,067 from the sale of Class A shares and received $2,914, $3,696 and $1,265 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as

AB GROWTH & INCOME FUND •	21

Notes to Financial Statements

a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$185,335	$508,686	$445,660	$248,361	$242

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $773,330, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective February 29, 2016, payments under the Class A plan are limited to an annual rate of .25% of Class A shares’ average daily net asset assets. Prior to February 29, 2016, payments under the Class A plan were limited to .28% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,651,188, $11,494,713, $219,510 and $87,488 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• AB GROWTH & INCOME FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$697,907,803		$760,491,357
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$338,284,645
Gross unrealized depreciation	(40,271,193)

Net unrealized appreciation	$298,013,452

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by

AB GROWTH & INCOME FUND •	23

Notes to Financial Statements

cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At April 30, 2016, the Fund had securities on loan with a value of $18,422,498 and had received cash collateral which has been invested into AB Exchange Reserves of $18,784,857. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $12,662 and $25,495 from the borrowers and AB Exchange Reserves, respectively, for the six months ended April 30, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)
$9,163	$187,858	$178,236	$18,785

24	• AB GROWTH & INCOME FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	6,346,003	8,725,572	$33,696,561	$48,432,117

Shares issued in reinvestment of dividends and distributions	8,450,761	11,500,065	44,366,496	63,480,365

Shares converted from Class B	549,438	1,372,038	2,935,504	7,639,947

Shares redeemed	(14,526,541)	(31,406,099)	(76,629,205)	(174,377,422)

Net increase (decrease)	819,661	(9,808,424)	$4,369,356	$(54,824,993)

Class B
Shares sold	132,077	289,187	$698,077	$1,602,783

Shares issued in reinvestment of dividends and distributions	135,156	256,582	710,920	1,416,332

Shares converted to Class A	(549,830)	(1,377,308)	(2,935,504)	(7,639,947)

Shares redeemed	(224,433)	(593,310)	(1,200,909)	(3,295,163)

Net decrease	(507,030)	(1,424,849)	$(2,727,416)	$(7,915,995)

Class C
Shares sold	944,721	1,780,641	$4,988,696	$9,816,744

Shares issued in reinvestment of dividends and distributions	1,196,682	1,681,597	6,270,611	9,265,598

Shares redeemed	(2,445,927)	(4,447,200)	(12,920,912)	(24,602,775)

Net decrease	(304,524)	(984,962)	$(1,661,605)	$(5,520,433)

Advisor Class
Shares sold	6,524,414	5,682,158	$33,734,188	$31,489,210

Shares issued in reinvestment of dividends and distributions	538,220	14,278,074	2,841,801	78,957,748

Shares redeemed	(2,043,138)	(251,008,636)	(10,750,303)	(1,417,472,438)

Net increase (decrease)	5,019,496	(231,048,404)	$25,825,686	$(1,307,025,480)

AB GROWTH & INCOME FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class R
Shares sold	598,760	405,610	$3,124,740	$2,195,117

Shares issued in reinvestment of dividends and distributions	48,442	67,036	250,447	364,677

Shares redeemed	(333,868)	(639,508)	(1,748,052)	(3,480,064)

Net increase (decrease)	313,334	(166,862)	$1,627,135	$(920,270)

Class K
Shares sold	378,782	127,216	$1,986,724	$700,708

Shares issued in reinvestment of dividends and distributions	41,458	58,452	215,998	319,731

Shares redeemed	(93,060)	(526,535)	(487,518)	(2,947,872)

Net increase (decrease)	327,180	(340,867)	$1,715,204	$(1,927,433)

Class I
Shares sold	1,819,192	708,446	$9,637,166	$4,007,618

Shares issued in reinvestment of dividends and distributions	136,348	144,031	725,371	805,133

Shares redeemed	(402,915)	(421,501)	(2,132,588)	(2,375,691)

Net increase	1,552,625	430,976	$8,229,949	$2,437,060

Class Z
Shares sold	7,069,419	235,711,689	$39,315,598	$1,347,582,003

Shares issued in reinvestment of dividends and distributions	10,278,263	11,600	54,680,357	64,841

Shares redeemed	(19,684,817)	(19,854,035)	(106,940,077)	(112,188,255)

Net increase (decrease)	(2,337,135)	215,869,254	$(12,944,122)	$1,235,458,589

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

26	• AB GROWTH & INCOME FUND

Notes to Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$25,509,875	$12,465,480
Long-term capital gains	139,343,549	– 0	–

Total taxable distributions	$164,853,424	$12,465,480

AB GROWTH & INCOME FUND •	27

Notes to Financial Statements

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$30,387,375
Undistributed capital gain	87,418,927
Unrealized appreciation/(depreciation)	359,268,920	(a)

Total accumulated earnings/(deficit)	$477,075,222

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Fund did not have any capital loss carryforwards.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB GROWTH & INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 5.63	$ 5.68	$ 5.10	$ 3.98	$ 3.46	$ 3.16

Income From Investment Operations
Net investment income(a)	.03	(b)	.05	(b)	.05	(b)	.04	.04	.03
Net realized and unrealized gain (loss) on investment transactions	(.08)	.21	.57	1.11	.52	.30

Net increase (decrease) in net asset value from operations	(.05)	.26	.62	1.15	.56	.33

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.04)	(.04)	(.03)	(.04)	(.03)
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.31)	(.04)	(.03)	(.04)	(.03)

Net asset value, end of period	$ 5.35	$ 5.63	$ 5.68	$ 5.10	$ 3.98	$ 3.46

Total Return
Total investment return based on net asset value(c)*	(.79)%	4.74%	12.30%	29.20%	16.50%	10.36%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,189	$1,244	$1,312	$1,241	$1,056	$1,017
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.93	%^	.95%	.98%	1.08%	1.11%	1.15%
Expenses, before waivers/ reimbursements	1.00	%^	.98%	1.00%	1.08%	1.11%	1.15%
Net investment income	1.13	%^(b)	.96	%(b)	1.00	%(b)	.95%	.98%	.97%
Portfolio turnover rate	27%	71%	54%	69%	79%	72%

See	footnote summary on page 36.

AB GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,
			2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 5.59		$ 5.64		$ 5.06		$ 3.95		$ 3.42		$ 3.12

Income From Investment Operations
Net investment income(a)	.01	(b)	.01	(b)	.01	(b)	.01		.01		.01
Net realized and unrealized gain (loss) on investment transactions	(.07)		.21		.57		1.10		.52		.29

Net increase (decrease) in net asset value from operations	(.06)		.22		.58		1.11		.53		.30

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–	– 0	–	(.00	)(d)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)		(.27)		– 0	–	.00		.00		– 0	–

Net asset value, end of period	$ 5.35		$ 5.59		$ 5.64		$ 5.06		$ 3.95		$ 3.42

Total Return
Total investment return based on net asset value(c)*	(1.07)%		3.95%		11.46%		28.10%		15.53%		9.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,473		$24,209		$32,473		$41,137		$46,977		$62,615
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.65	%^	1.65%		1.70%		1.84%		1.91%		1.96%
Expenses, before waivers/ reimbursements	1.84	%^	1.73%		1.75%		1.84%		1.91%		1.96%
Net investment income	.43	%^(b)	.27	%(b)	.28	%(b)	.21%		.18%		.16%
Portfolio turnover rate	27%		71%		54%		69%		79%		72%

See	footnote summary on page 36.

30	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 5.58	$ 5.64	$ 5.07	$ 3.96	$ 3.44	$ 3.13

Income From Investment Operations
Net investment income(a)	.01	(b)	.01	(b)	.02	(b)	.01	.01	.01
Net realized and unrealized gain (loss) on investment transactions	(.06)	.20	.56	1.10	.52	.30

Net increase (decrease) in net asset value from operations	(.05)	.21	.58	1.11	.53	.31

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.00	)(d)	(.01)	(.00	)(d)	(.01)	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.27)	(.01)	.00	(.01)	– 0	–

Net asset value, end of period	$ 5.34	$ 5.58	$ 5.64	$ 5.07	$ 3.96	$ 3.44

Total Return
Total investment return based on net asset value(c)*	(.83)%	3.84%	11.48%	28.13%	15.63%	9.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$201,326	$212,394	$220,054	$205,705	$171,708	$170,572
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.65	%^	1.65%	1.68%	1.81%	1.84%	1.89%
Expenses, before waivers/ reimbursements	1.74	%^	1.70%	1.72%	1.81%	1.84%	1.89%
Net investment income	.41	%^(b)	.25	%(b)	.29	%(b)	.22%	.24%	.22%
Portfolio turnover rate	27%	71%	54%	69%	79%	72%

See footnote summary on page 36.

AB GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 5.65	$ 5.71	$ 5.12	$ 4.00	$ 3.48	$ 3.17

Income From Investment Operations
Net investment income(a)	.04	(b)	.09	(b)	.07	(b)	.06	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(.07)	.18	.58	1.10	.52	.31

Net increase (decrease) in net asset value from operations	(.03)	.27	.65	1.16	.57	.35

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.06)	(.06)	(.04)	(.05)	(.04)
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.33)	(.06)	(.04)	(.05)	(.04)

Net asset value, end of period	$ 5.39	$ 5.65	$ 5.71	$ 5.12	$ 4.00	$ 3.48

Total Return
Total investment return based on net asset value(c)*	(.58)%	4.90%	12.75%	29.41%	16.78%	10.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,011	$82,681	$1,401,685	$117,962	$83,077	$73,155
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.65	%^	.65%	.65%	.80%	.82%	.87%
Expenses, before waivers/ reimbursements	.74	%^	.66%	.68%	.80%	.82%	.87%
Net investment income	1.38	%^(b)	1.51	%(b)	1.32	%(b)	1.22%	1.26%	1.24%
Portfolio turnover rate	27%	71%	54%	69%	79%	72%

See footnote summary on page 36.

32	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 5.53	$ 5.59	$ 5.03	$ 3.93	$ 3.42	$ 3.12

Income From Investment Operations
Net investment income(a)	.02	(b)	.04	(b)	.04	(b)	.03	.03	.03
Net realized and unrealized gain (loss) on investment transactions	(.06)	.20	.55	1.10	.52	.29

Net increase (decrease) in net asset value from operations	(.04)	.24	.59	1.13	.55	.32

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.03)	(.03)	(.03)	(.04)	(.02)
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.30)	(.03)	(.03)	(.04)	(.02)

Net asset value, end of period	$ 5.27	$ 5.53	$ 5.59	$ 5.03	$ 3.93	$ 3.42

Total Return
Total investment return based on net asset value(c)*	(.74)%	4.40%	11.85%	28.92%	16.16%	10.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,245	$5,868	$6,866	$4,844	$3,964	$2,438
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%^	1.15%	1.19%	1.36%	1.36%	1.36%
Expenses, before waivers/reimbursements	1.33	%^	1.31%	1.34%	1.36%	1.36%	1.36%
Net investment income	.91	%^(b)	.77	%(b)	.79	%(b)	.68%	.71%	.75%
Portfolio turnover rate	27%	71%	54%	69%	79%	72%

See footnote summary on page 36.

AB GROWTH & INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 5.58	$ 5.64	$ 5.07	$ 3.96	$ 3.44	$ 3.14

Income From Investment Operations
Net investment income(a)	.03	(b)	.06	(b)	.05	(b)	.04	.04	.04
Net realized and unrealized gain (loss) on investment transactions	(.06)	.19	.57	1.10	.53	.29

Net increase (decrease) in net asset value from operations	(.03)	.25	.62	1.14	.57	.33

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.04)	(.05)	(.03)	(.05)	(.03)
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.31)	(.05)	(.03)	(.05)	(.03)

Net asset value, end of period	$ 5.32	$ 5.58	$ 5.64	$ 5.07	$ 3.96	$ 3.44

Total Return
Total investment return based on net asset value(c)*	(.46)%	4.63%	12.41%	29.12%	16.77%	10.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,771	$5,285	$7,261	$2,299	$2,637	$2,815
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%^	.90%	.94%	1.05%	1.05%	1.05%
Expenses, before waivers/reimbursements	1.02	%^	1.01%	1.04%	1.05%	1.05%	1.05%
Net investment income	1.13	%^(b)	1.02	%(b)	1.00	%(b)	1.00%	1.03%	1.08%
Portfolio turnover rate	27%	71%	54%	69%	79%	72%

See footnote summary on page 36.

34	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 5.72	$ 5.77	$ 5.19	$ 4.05	$ 3.46	$ 3.15

Income From Investment Operations
Net investment income(a)	.04	(b)	.07	(b)	.07	(b)	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	(.08)	.21	.58	1.13	.54	.29

Net increase (decrease) in net asset value from operations	(.04)	.28	.65	1.19	.59	.35

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.06)	(.07)	(.05)	– 0	–	(.04)
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.33)	(.07)	(.05)	– 0	–	(.04)

Net asset value, end of period	$ 5.43	$ 5.72	$ 5.77	$ 5.19	$ 4.05	$ 3.46

Total Return
Total investment return based on net asset value(c)*	(.62)%	5.05%	12.54%	29.66%	17.05%	11.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,832	$16,193	$13,860	$326	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%^	.65%	.66%	.70%	.72%	.74%
Expenses, before waivers/reimbursements	.68	%^	.68%	.66%	.70%	.72%	.74%
Net investment income	1.38	%^(b)	1.24	%(b)	1.30	%(b)	1.18%	1.36%	1.65%
Portfolio turnover rate	27%	71%	54%	69%	79%	72%

See footnote summary on page 36.

AB GROWTH & INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,			October 15, 2013(e) to October 31, 2013
		2015	2014

Net asset value, beginning of period	$ 5.72	$ 5.77	$ 5.19		$ 5.05

Income From Investment Operations
Net investment income (loss)(a)	.04	.07	.07		.00	(d)
Net realized and unrealized gain (loss) on investment transactions	(.07)	.22	.58		.14

Net increase (decrease) in net asset value from operations	(.03)	.29	.65		.14

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.07)	(.07)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.34)	(.07)		– 0	–

Net asset value, end of period	$ 5.43	$ 5.72	$ 5.77		$ 5.19

Total Return
Total investment return based on net asset value(c)	(.53 )%*	5.09%*	12.56	%*	2.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,160,026	$1,234,532	$11		$10
Ratio to average net assets of:
Expenses	.59%^	.59%	.61%		.67	%^
Net investment income (loss)	1.47%^	1.18%	1.37%		(.22	)%^
Portfolio turnover rate	27%	71%	54%		69%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

(e)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended April 30, 2016 and years ended October 31, 2015, October 31, 2014, October 31, 2013, October 31, 2012 and October 31, 2011 by 0.01%, 0.08%%, 0.08%%, 0.14%%, 0.49%% and 0.15%%, respectively.

^	Annualized.

See notes to financial statements.

36	• AB GROWTH & INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB GROWTH & INCOME FUND •	37

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Growth and Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

38	• AB GROWTH & INCOME FUND

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on March 31, 2016.

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Growth and Income Fund, Inc.	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$2,719.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $44,872 (0.002% of the Fund’s average daily net assets) for such services.

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB GROWTH & INCOME FUND •	39

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ written notice prior to the Fund’s prospectus update. Also, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Growth and Income Fund, Inc.	Advisor Class A5 Class B Class C Class R Class K Class I Class Z	0.65 0.90 1.65 1.65 1.15 0.90 0.65 0.65	% % % % % % % %	0.66 0.98 1.73 1.70 1.31 1.01 0.68 0.59	% % % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets.

5	Effective on or around March 1, 2016, the Fund’s Class A 12b-1 fee was reduced by 0.05%; accordingly, the Fund’s Class A expense cap was reduced by 0.05% from 0.95% to 0.90%.

40	• AB GROWTH & INCOME FUND

Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule, set forth below is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets:7

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Growth and Income Fund, Inc.	$2,719.5	U.S. Growth & Income 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.261%	0.542%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Since the Fund has an identical fee schedule as the AVPS Portfolio, the effective fee of the AVPS Portfolio is the same as that of the Fund.

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB GROWTH & INCOME FUND •	41

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Growth and Income Fund, Inc.	Growth and Income Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9, 10 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

42	• AB GROWTH & INCOME FUND

Fund	Contractual Management Fee (%)[13]	Broadridge EG Median (%)	Broadridge EG Rank
Growth and Income Fund, Inc.	0.545	0.557	6/13

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.14

Fund	Total Expense Ratio (%)[15]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Growth and Income Fund, Inc.	0.951	1.016	3/13	1.131	20/110
pro-forma[16]	0.901	1.016	2/13	1.131	13/110

Based on this analysis, considering pro-forma information for total expense ratio, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

13	The contractual management fee rate does not reflect any expense reimbursement payments for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

16	Pro-forma total expense ratio reflects the Fund’s 12b-1 fee reduction, effective March 1, 2016.

AB GROWTH & INCOME FUND •	43

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $22,530, $6,078,230 and $25,966 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,372,609 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The

17	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

44	• AB GROWTH & INCOME FUND

Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

AB GROWTH & INCOME FUND •	45

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18, 19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the periods ended February 29, 2016.23

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Broadridge.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

46	• AB GROWTH & INCOME FUND

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth and Income Fund, Inc.
1 year	-5.29	-9.64	-8.89	1/13	14/138
3 year	9.88	8.53	8.76	2/13	29/128
5 year	10.39	7.91	8.29	1/12	7/118
10 year	5.50	5.29	5.46	5/10	48/97

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth and Income Fund, Inc.	-5.29	9.88	10.39	5.5	9.91	15.61	0.35	10
Russell 1000 Value Index	-9.41	8.27	8.81	5.13	N/A	15.91	0.32	10
Inception Date: July 1, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB GROWTH & INCOME FUND •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

48	• AB GROWTH & INCOME FUND

AB Family of Funds

NOTES

AB GROWTH & INCOME FUND •	49

NOTES

50	• AB GROWTH & INCOME FUND

NOTES

AB GROWTH & INCOME FUND •	51

NOTES

52	• AB GROWTH & INCOME FUND

AB GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GI-0152-0416

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Growth and Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 27, 2016